Exhibit 99.1

Merit Medical Announces Proposed Private Placement of $550 Million of Convertible Senior Notes SOUTH JORDAN, Utah, December 4, 2023 – Merit Medical Systems, Inc. (Nasdaq: MMSI) (“Merit”), a leading global manufacturer and marketer of healthcare technology, announced today that it intends to offer, subject to market conditions and other factors, $550.0 million aggregate principal amount of Convertible Senior Notes due 2029 (the “notes”) in a private placement (the “offering”) only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Merit also intends to grant the initial purchasers of the notes an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $82.5 million aggregate principal amount of the notes. The notes will be senior unsecured obligations of Merit and will accrue interest payable semiannually in arrears. Upon conversion, Merit will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Merit's common stock or a combination of cash and shares of Merit's common stock, at Merit’s election, in respect of the remainder, if any, of Merit’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering. Merit intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below. If the initial purchasers exercise their option to purchase additional notes, Merit expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties (as defined below). Merit intends to use the remaining net proceeds from the offering for general corporate purposes, which may include repayment or reduction of existing debt, sales and marketing activities, medical affairs and educational efforts, research and development, clinical studies, working capital, capital expenditures and investments in and acquisitions of other companies, products or technologies in the future. However, while Merit regularly evaluates acquisition opportunities, Merit has no commitments with respect to any acquisitions of other companies, products or technologies of a material nature at this time. In connection with the pricing of the notes, Merit expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of Merit’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce the potential dilution to Merit’s common stock upon any conversion of notes and/or offset any cash payments Merit is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. In connection with establishing their initial hedges of the capped call transactions, Merit expects the option counterparties or their respective affiliates to enter into various derivative transactions with respect to Merit’s common stock and/or purchase shares of Merit’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Merit’s common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Merit’s common stock and/or purchasing or selling Merit’s common stock or other securities of Merit in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Merit’s common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that a holder of notes will receive upon conversion of its notes. The notes and any shares of Merit’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. The notes will be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Merit’s common stock, if any, into which the notes are convertible) nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction. About Merit Medical Merit Medical Systems, Inc. is a leading manufacturer and marketer of proprietary medical devices used in interventional, diagnostic and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care and endoscopy. Merit strives to be the most customer-focused company in healthcare. Merit is determined to make a difference by understanding its customers’ needs and innovating and delivering a diverse range of products that improve the lives of people and communities throughout the world. Merit believes that long-term value is created for its customers, employees, shareholders, and communities when it focuses outward and is determined to deliver an exceptional customer experience.

Forward-Looking Statements This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements in this release, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of Merit’s management for future operations, any statements concerning proposed new products or services, any statements regarding the integration, development or commercialization of the business or any assets acquired from other parties, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “seeks,” “believes,” “estimates,” “potential,” “forecasts,” “continue,” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. Although Merit believes that the expectations reflected in the forward-looking statements contained herein are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results will likely differ, and could differ materially, from those projected or assumed in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated in the forward-looking statements related to the offering include risks and uncertainties related to the satisfaction of customary closing conditions. Investors are cautioned not to unduly rely on any such forward-looking statements. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Merit’s actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. All forward-looking statements included in this release are made as of the date hereof and are based on information available to Merit as of such date. Merit assumes no obligation to update any forward-looking statement. If Merit does update or correct one or more forward-looking statements, investors and others should not conclude that Merit will make additional updates or corrections. CONTACTS PR/Media Inquiries Sarah Comstock Merit Medical +1-801-432-2864 | sarah.comstock@merit.com INVESTOR INQUIRIES Mike Piccinino, CFA, IRC Westwicke - ICR +1-443-213-0509 | mike.piccinino@westwicke.com